UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2017

CERES TACTICAL CURRENCY L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-31563	13-4084211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Ceres Tactical Currency L.P. (the “Registrant”) entered into a management agreement (the “Greenwave Management Agreement”), dated as of October 1, 2017, by and among the Registrant, Ceres Managed Futures LLC (“CMF”), the general partner of the Registrant, and Greenwave Capital Management LLC (“Greenwave”), pursuant to which Greenwave manages the portion of the Registrant’s assets allocated to it pursuant to its Greenwave Flagship Plus Program.

Pursuant to the Greenwave Management Agreement, the monthly fee for professional management services is 1/12 of 0.75% (0.75% per year) of the beginning of the month net asset value of the Registrant allocated to Greenwave, and the incentive fee payable quarterly is 20% of new trading profits.

A copy of the Greenwave Management Agreement is filed herewith as Exhibit 10.01, and is incorporated herein by reference.

The Registrant also entered into a management agreement (the “PE Global Management Agreement”), dated as of October 1, 2017, by and among the Registrant, CMF and P/E Global LLC (“PE Global”), pursuant to which PE Global manages the portion of the Registrant’s assets allocated to it pursuant to its FX Standard Strategy – MS program.

Pursuant to the PE Global Management Agreement, the monthly fee for professional management services is 1/12 of 0.50% (0.50% per year) of the beginning of the month net asset value of the Registrant allocated to PE Global, and the incentive fee payable quarterly is 20% of new trading profits.

A copy of the PE Global Management Agreement is filed herewith as Exhibit 10.02, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this report.

Exhibit Number	Description

10.1	Management Agreement, by and among Ceres Managed Futures LLC, Ceres Tactical Currency L.P. and Greenwave Capital Management LLC, dated as of October 1, 2017.

10.2	Management Agreement, by and among Ceres Managed Futures LLC, Ceres Tactical Currency L.P. and P/E Global LLC, dated as of October 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL CURRENCY L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: October 4, 2017

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